RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement Dated November 29, 2019

to the Prospectus dated January 28, 2019

Important Notice Regarding Change in Minimum Credit Quality Requirement

for the River Canyon Total Return Bond Fund

At the September 12, 2019 Meeting of the Board of Trustees of Advisers Investment Trust, the Board voted to change the minimum credit quality requirement of the River Canyon Total Return Bond Fund (the “Fund”).

The Fund’s minimum credit quality requirement will be changed so that the Fund will generally invest a minimum of 35% of its net assets in bonds rated investment grade (defined as Baa3 or higher by Moody’s or BBB- or higher by S&P or the equivalent by any other nationally recognized statistical rating organization (“NRSRO”)) or in unrated bonds that are determined by the Adviser to be of comparable quality at the time of investment, and in cash and cash equivalents. The Fund’s remaining net assets (approximately 65% under normal market conditions) may be invested in bonds that are rated below investment grade or if unrated are determined by the Adviser to be of comparable quality at the time of investment.

These changes will become effective January 28, 2020.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.